UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2010

Active Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12

Austin, Texas 78758

(Address of principal executive offices, including zip code)

(512) 836-6464

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of previous independent registered public accounting firm:

On July 8, 2010, the Audit Committee of the Board of Directors of Active Power, Inc. (the “Company”), dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm.

The Audit Committee conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Ernst & Young’s reports on the financial statements for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2009 and 2008 and the subsequent interim period through July 8, 2010, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the fiscal years ended December 31, 2009 and 2008 and the subsequent interim period through July 8, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Ernst & Young with a copy of the disclosures the Company is making in this Current Report on Form 8-K (the “Form 8-K”) prior to the time the Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether or not Ernst & Young agrees with the statements made herein. A copy of such letter, dated July 9, 2010, is filed as Exhibit 16.1 hereto.

Engagement of new independent registered public accounting firm:

On July 9, 2010, the Audit Committee engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2009 and 2008, and the subsequent interim period through July 9, 2010, neither the Company nor anyone on the Company’s behalf has consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)

No.	Description

16.1	Letter to the Securities and Exchange Commission, dated July 9, 2010, from Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: July 14, 2010	By:	/s/ John Penver
John Penver Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission, dated July 9, 2010, from Ernst & Young LLP.